EXHIBIT 99.3

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK
------------------------------------------------
In re Agway, Inc.,
                                                   Case No. 02-65872 (Main Case)
                                    Debtor.        Jointly Administered
------------------------------------------------   Chapter 11 Proceedings
In re Agway General Agency, Inc.,
                                                               Case No. 02-65873
                                     Debtor.
------------------------------------------------
In re Brubaker Agronomic Consulting
        Service, LLC,                                         Case No. 02-65874
                                     Debtor.
------------------------------------------------
In re Country Best Adams, LLC,
                                                               Case No. 02-65875
                                     Debtor.
------------------------------------------------
In re Country Best-DeBerry LLC,
                                                               Case No. 02-65876
                                     Debtor.
------------------------------------------------
In re Feed Commodities International, LLC,
                                                               Case No. 02-65877
                                     Debtor.
------------------------------------------------


             AMENDED SUPPLEMENT TO DEBTORS' FIRST AMENDED JOINT PLAN
             -------------------------------------------------------
             OF LIQUIDATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
             ------------------------------------------------------


     In accordance with Section 1.71 of the First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code of the above referenced Debtors, attached hereto please find:


          1. Draft By-Laws of Agway Inc. As Amended to March 25, 2004 (document is not attached as it remains unchanged from original document filed);

          2.   Draft Liquidating Trust Agreement; and

          3. Draft Disbursing Agent Agreement by and between DRX Distribution Management, Inc. and Agway, Inc., et al. (document is not attached as it remains unchanged from original document filed).

Dated:   Syracuse, New York
         April 21, 2004
                                    MENTER, RUDIN & TRIVELPIECE, P.C.

                                    By: /s/Jeffrey A. Dove
                                        ---------------------------------------
                                    Jeffrey A. Dove, Esq. (Bar Roll No. 101532)
                                    500 South Salina Street, Suite 500
                                    Syracuse, New York 13202-3300
                                    Telephone:     (315) 474-7541
                                    Facsimile:     (315) 474-4040

                                         -and-

                                    WEIL, GOTSHAL & MANGES LLP
                                    Marvin E. Jacob, Esq. (Bar Roll No. 508380)
                                    Judy G.Z. Liu, Esq. (Bar Roll No. 511552)
                                    767 Fifth Avenue
                                    New York, New York 10153-0119
                                    Telephone:     (212) 310-8000
                                    Facsimile:     (212) 310-8007

                                    ATTORNEYS FOR DEBTORS AND
                                    DEBTORS IN POSSESSION

                           LIQUIDATING TRUST AGREEMENT
                           ---------------------------

                  This Liquidating Trust Agreement (the "Trust Agreement"), dated as of April [__], 2004, between Agway, Inc., as debtor and debtor in possession and D. Clark Ogle, as Liquidating Trustee, executed in connection with the Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated February 26, 2004 (as the same has been or may be amended, the "Plan"), filed in the United States Bankruptcy Court for the Northern District of New York (the "Bankruptcy Court"), provides for the establishment of a liquidating trust evidenced hereby (the "Liquidating Trust") in accordance with the Plan. Except with respect to the terms defined herein, all capitalized terms contained herein shall have the meanings ascribed to them in the Plan.

                               W I T N E S S E T H

                  WHEREAS, the Liquidating Trust is created pursuant to, and to effectuate, the Plan;

                  WHEREAS, the Liquidating Trust is created on behalf of, and for the sole benefit of, the holders of Allowed General Unsecured Claims (whether or not Allowed on or after the Effective Date);

                  WHEREAS, the Liquidating Trust is established for the sole purpose of liquidating its assets for the benefit of the holders of the Allowed General Unsecured Claims (whether or not Allowed on or after the Effective
Date), in accordance with Treasury Regulations Section 301.7701-4(d), with no objective or authority to continue or engage in the conduct of a trade or business;

                  WHEREAS,  the  Liquidating  Trust is  intended to qualify as a
liquidating   trust   within  the  meaning  of  Treasury   Regulations   Section
301.7701-4(d);

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Plan, the Debtors and the Liquidating Trustee agree as follows:

                                    ARTICLE I

                     ESTABLISHMENT OF THE LIQUIDATING TRUST

     1.1 Transfer of Property to Liquidating Trustee.  Pursuant to the Plan, the
         -------------------------------------------
Debtors and the Liquidating Trustee hereby establish on behalf of the holders of Allowed General Unsecured Claims (whether or not Allowed on or after the Effective Date) the Liquidating Trust, and the Debtors hereby transfer, assign, and deliver to the Liquidating Trustee all of their right, title, and interest in the Liquidating Trust Assets and Claims (as defined in the Plan) free and clear of any lien, Claim, or Equity Interest in such property of any other Person or entity except as provided in the Plan; provided that such transfer, assignment, and delivery shall be effective as of the close of business on [April 30, 2004]. The Liquidating Trustee agrees to accept and hold the Liquidating Trust Assets and Claims in trust for the holders of Allowed General Unsecured Claims, subject to the terms of this Trust Agreement. Any Cash or other property received from third parties from the prosecution, settlement, or compromise of any Claims, Avoidance Actions or other causes of action comprising a portion of the Liquidating Trust Assets and Claims shall constitute Liquidating Trust Assets and Claims for purposes of distribution under the Liquidating Trust.

     1.2 Title to Liquidating Trust Assets.
         ---------------------------------

     (a) The transfer of the Liquidating Trust Assets and Claims to the Liquidating Trust shall be made by Agway, Inc. for the benefit and on behalf of the holders of Allowed General Unsecured Claims (whether or not Allowed on or after the Effective Date). Upon the transfer of the Liquidating Trust Assets and Claims, the Liquidating Trustee shall succeed to all of Agway, Inc.'s Debtors' right, title and interest in the Liquidating Trust Assets and Claims, and Agway, Inc. will have no further interest in or with respect to the Liquidating Trust Assets and Claims or the Liquidating Trust.

     (b) For all purposes, including, without limitation, federal income taxes, securities laws, and section 1145 of the Bankruptcy Code, all parties
(including, without limitation, Agway, Inc. the Liquidating Trustee, and the holders of General Unsecured Claims) shall treat the transfer of the Liquidating Trust Assets and Claims to the Liquidating Trust as (i) a transfer of the Liquidating Trust Assets and Claims directly to holders of Allowed General Unsecured Claims in satisfaction of such Claims (other than to the extent allocable to Disputed General Unsecured Claims) followed by (ii) the transfer by such holders to the Liquidating Trust of the Liquidating Trust Assets and Claims in exchange for beneficial interests in the Liquidating Trust. Accordingly, the holders of such Claims shall be treated for all purposes, including, without limitation, federal income taxes, securities laws, and section 1145 of the Bankruptcy Code, as the grantors and owners of their respective shares of the Liquidating Trust Assets and Claims.

     1.3 Assignment and  Assumption of Liquidating  Trust Assets and Claims.  In
         ------------------------------------------------------------------
accordance with Section 1.2 hereof, Agway, Inc. hereby transfers and assigns the Liquidating Trust Assets and Claims to the Liquidating Trust, and the
Liquidating Trustee, on behalf of the Liquidating Trust, hereby assumes and agrees that all such Liquidating Trust Assets and Claims are being transferred to the Liquidating Trust subject to the following liabilities, if any, that arise after the certificates of cancellation, dissolution, or merger for all Debtors have been filed in accordance with Section 7.04(c) of the Plan and that arise out of or relate to any known or unknown claim (as such term is defined in section 101(5) of the Bankruptcy Code) or causes of action against the Debtors or their respective estates: (a) all fees payable pursuant to section 1930 of chapter 123 of title 28 of the United States Code, until such time as the Bankruptcy Court enters a final decree closing each Debtor's Chapter 11 Case;
(b) any expenses incurred and unpaid, or to be incurred, by the Liquidating Trustee in the performance of its administrative duties in respect of the winding up of the Debtors' estates (including, the filing of final tax returns and the payment of any taxes shown thereon, and any tax liability determined to be due and owing pursuant to the requests for expedited determinations under section 505 of the Bankruptcy Code); and (c) any obligations owing pursuant to the Plan and unpaid (including, without limitation, obligations incurred after the Confirmation Date and the fees and expenses of professionals under Section
14.09 of the Plan); but specifically excluding any Claims which have been barred or discharged pursuant to the Plan.

     1.4 Valuation of  Liquidating  Trust Assets.  As soon as possible after the
         ---------------------------------------
Effective Date, the Liquidating Trustee, in reliance upon such professionals as the Liquidating Trustee may retain, shall make a good faith valuation of the Liquidating Trust Assets and Claims. Such valuation shall be made available from time to time, to the extent relevant as reasonably determined by the Liquidating Trustee in reliance on his professionals, and used consistently by all parties (including, without limitation, the Debtors, the Liquidating Trustee, and the holders of Allowed General Unsecured Claims) for all purposes, including federal income tax purposes. The Liquidating Trustee shall also file (or cause to be filed) any other statements, returns, or disclosures relating to the Liquidating Trust that are required to be filed by any governmental unit.

                                   ARTICLE II

                           LIQUIDATING TRUST INTERESTS

     2.1  Identification of Holders of Liquidating  Trust Beneficial  Interests.
          ---------------------------------------------------------------------
The record holders of interests in the Liquidating Trust ("Liquidating Trust Interests") shall be recorded and set forth in a register maintained by the
Liquidating Trustee expressly for such purpose. The initial list of record holders of Liquidating Trust Interests shall be based on the list of holders of General Unsecured Claims as maintained by Donlin, Recano & Company, Inc. All references in this Trust Agreement to holders shall be read to mean holders of record as set forth in the official register maintained by the Liquidating Trustee and shall not mean any beneficial owner not recorded on such official registry. Unless expressly provided herein, the Liquidating Trustee may establish a record date which he deems practicable for determining the holders for a particular purpose. The distribution of beneficial interests in the Liquidating Trust to either a holder of Allowed General Unsecured Claims or to the Disputed Claims Reserve shall be accomplished as set forth in the Plan.

     2.2 Control by Holders.  The holders of at least eighty-five  percent (85%)
         ------------------
of the beneficial interests in the Liquidating Trust held by holders of Allowed General Unsecured Claims may direct the Liquidating Trustee to take, or not take any action with respect to a Liquidating Trust Asset and Claim so long as such direction is consistent with the purposes of the Liquidating Trust; provided, however, that (i) the Liquidating Trustee, upon advice of counsel, may refuse to follow any direction that conflicts with law, this Trust Agreement, or the Plan, and (ii) the holders of such beneficial interests in the Liquidating Trust providing such direction shall provide indemnification to the Liquidating Trustee, satisfactory to him, in his sole discretion, against losses or expenses caused by the taking or not taking of any such action.

     2.3  Non-Transferability  of Liquidating  Trust  Interests.  The beneficial
          -----------------------------------------------------
interests in the Liquidating Trust shall not be certificated and shall not be transferable, assignable, pledged or hypothecated, in whole or in part, except with respect to a transfer by will or under the laws of descent and distribution. Any such transfer, however, will not be effective until and unless the Liquidating Trustee receives written notice of such transfer. The Liquidating Trustee may, in the exercise of his reasonable discretion, undertake to cause the Liquidating Trust to be established as a certificated trust, subject to compliance with all applicable securities laws. The Liquidating Trustee may take whatever steps may be deemed to be reasonable and necessary to effectuate such certification, including seeking a "no action" letter from the Securities Exchange Commission with regard to compliance with the Securities

Exchange  Act  of  1934,   taking  into   consideration   the  costs  and  other
administrative burdens which may be incurred by the Liquidating Trust as a result of pursuing and obtaining such relief.

                                   ARTICLE III

            PURPOSE, AUTHORITY, LIMITATIONS, DISTRIBUTIONS AND DUTIES

     3.1  Purpose of the  Liquidating  Trust.  The  Liquidating  Trust  shall be
          ----------------------------------
established for the sole purpose of liquidating and distributing the Liquidating Trust Assets and Claims, in accordance with Treasury Regulations Section 301.7701-4(d), with no objective to continue or engage in the conduct of a trade or business. Accordingly, the Liquidating Trustee shall, in an expeditious but orderly manner, liquidate and convert to Cash the Liquidating Trust Assets and Claims of the Liquidating Trust, make timely distributions and not unduly prolong the duration of the Liquidating Trust. The liquidation of the Liquidating Trust Assets may be accomplished either through the sale of Liquidating Trust Assets and Claims (in whole or in combination), or through the prosecution or settlement of any causes of action included therein, or otherwise.

     3.2 Authority of Liquidating Trustee.
         --------------------------------

     (a) In connection with the administration of the Liquidating Trust, except as set forth in this Trust Agreement, the Liquidating Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Liquidating Trust and the Plan.

     (b) In connection with the administration of the Pension Plan and the Thrift Plan, the Liquidating Trustee is authorized to act as a named fiduciary for each such plan and to perform any and all acts necessary or desirable to accomplish the purposes of each such plan, including, but not limited to, authority to appoint and monitor one or more independent fiduciaries for the Thrift Plan with respect to the prosecution of the Thrift Plan Litigation, DOL Litigation or other or similar claims or litigation on behalf of the Thrift Plan and its participants and their beneficiaries, and to amend the Thrift Plan to effect the foregoing.

     (c) As sole director and officer of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, the Liquidating Trustee is authorized to
(i) administer its affairs (ii) appoint one or more additional officers as he may determine to be appropriate and necessary and to take any and all necessary actions to protect and dispose of its assets in an orderly fashion, and distribute the proceeds to its creditors in accordance with the Plan.

     (d) Without limiting, but subject to, the foregoing and to Section 3.4 hereof, the Liquidating Trustee shall be expressly authorized, but shall not be required, to:

     (e) hold legal title to any and all rights of the holders of the beneficial interests in the Liquidating Trust in or arising from the Liquidating Trust Assets and Claims, including, but not limited to, collecting any and all Cash and other property belonging to the Liquidating Trust and the right to vote any claim or interest in a case under the Bankruptcy Code and receive any distribution therein;

(f) perform the duties, exercise the powers, and assert the rights of a Liquidating Trustee, estate representative, director and officer of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, and fiduciary of the Pension Plan and Thrift Plan under ERISA and sections 704, 1106 and 1123(b) of the Bankruptcy Code, as applicable, including, without limitation, objecting to Disputed Claims, commencing, prosecuting, or settling causes of action comprising the Liquidating Trust Assets and Claims, enforcing contracts, and asserting claims, defenses, offsets, and privileges without further approval or order from the Bankruptcy Court; provided, however, that any such settlement that results in an Allowed Claim against Agway (or the Liquidating Trust) in excess of $1 million shall require approval of the Bankruptcy Court;

     (g) protect and enforce the rights to the Liquidating Trust Assets and Claims, Pension Plan and Thrift Plan by any method deemed appropriate including, without limitation, by judicial proceedings or pursuant to any applicable bankruptcy, insolvency, moratorium, or similar law and general principles of equity;

     (h) compromise, adjust, arbitrate, sue on or defend, pursue, prosecute abandon, or otherwise deal with and settle any cause of action or Claim comprising the Liquidating Trust Assets and Claims or the Thrift Plan Company Security Fund in favor of or against Agway or the Liquidating Trust (as applicable), as the Liquidating Trustee shall deem advisable;

     (i) determine and satisfy any and all liabilities created, incurred or assumed by the Liquidating Trust;

     (j) after the certificates of cancellation, dissolution, or merger for all Debtors have been filed in accordance with Section 7.04(c) of the Plan, file, on behalf of the Debtors' affiliated tax group, any and all tax returns and exercise any and all rights afforded a debtor under section 505 of the Bankruptcy Code to request a prompt determination of the federal, state and local tax liabilities of the Debtors;

     (k) file, if necessary, any and all tax and information returns, including any final tax returns, with respect to the Liquidating Trust, Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark and pay taxes properly payable by the Liquidating Trust or Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, if any;

     (l) execute offsets against Claims as provided for in the Plan;

     (m) assert or waive any privilege or defense on behalf of the Liquidating Trust or the Debtors;

     (n)  pay  all  expenses  and  make  all  other  payments  relating  to  the
Liquidating   Trust  Assets  or  Agway,   Inc.,   FCI  and  Agway's   non-debtor
subsidiaries, Agway Energy and Telmark;

     (o) pay all fees payable pursuant to section 1930 of chapter 123 of title 28 of the United States Code until such time as the Bankruptcy Court enters a final decree closing each Debtor's Chapter 11 Case;

     (p)  obtain  insurance   coverage  with  respect  to  the  liabilities  and
obligations of the Liquidating Trustee under this Trust Agreement (in the form of an errors and omissions policy or otherwise);

     (q) retain and pay such independent law firms as counsel to the Liquidating Trust as the Liquidating Trustee in his sole discretion may select to aid in the prosecution of any claims or causes of action that constitute the Liquidating Trust Assets and Claims, or claims of the Thrift Plan and to perform such other functions as may be appropriate in the Liquidating Trustee's sole discretion. The Liquidating Trustee may commit the Liquidating Trust to and shall pay such independent law firms reasonable compensation for services rendered and expenses incurred. The Liquidating Trustee may retain counsel on a nunc pro tunc basis, to a date prior to the Effective Date. A law firm shall not be disqualified from serving as independent counsel to the Liquidating Trust solely because of its prior retention by the Debtors, the Committee, or a member of the Committee. The professional fees of the Liquidating Trustee, as well as any compensation proposed to be paid to the Liquidating Trustee in respect of the services to be rendered pursuant to the Liquidating Trust Agreement shall be subject to the approval of the Bankruptcy Court;

     (r) subject to paragraph (r) immediately above, retain and pay an independent public accounting firm to perform such reviews and/or audits of the financial books and records of the Liquidating Trust, Pension Plan, Thrift Plan or Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark as may be appropriate in the Liquidating Trustee's sole discretion and to prepare and file any tax returns or informational returns for the Liquidating Trust, Pension Plan, Thrift Plan or Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark as may be required. The Liquidating Trustee may retain an independent accounting firm on a nunc pro tunc basis, to a date prior to the Effective Date. The Liquidating Trustee may commit the Liquidating Trust to and shall pay such independent public accounting firm reasonable compensation for services rendered and expenses incurred;

     (s) subject to paragraph (r) above, retain and pay such third parties as the Liquidating Trustee, in his sole discretion, may deem necessary or appropriate to assist the Liquidating Trustee in carrying out his powers and duties under this Trust Agreement, including his powers and duties as director and officer of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway
Energy  and  Telmark  and as  Pension  Plan and Thrift  Plan  Administrator  and
Fiduciary, and to provide services with respect to the Thrift Plan. The Liquidating Trustee may commit the Liquidating Trust or Agway, Inc., as applicable, to and shall pay all such persons or entities reasonable compensation for services rendered and expenses incurred, as well as commit the Liquidating Trust to indemnify any such parties in connection with the performance of services, on a nunc pro tunc basis, to a date prior to the Effective Date;

     (t) employ such employees as the Liquidating Trustee, in his sole discretion and as consistent with the purposes of the Liquidating Trust, may deem necessary or appropriate to assist the Liquidating Trustee in carrying out his powers and duties under this Trust Agreement, including his powers and duties as director and officer of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark and as Pension Plan and Thrift Plan Administrator and Fiduciary. The Liquidating Trustee may commit the Liquidating Trust to and shall pay all such employees' reasonable salary in the amounts he shall determine to be appropriate and any employee benefits he may establish pursuant to Section 3.2(q) below. If the Liquidating Trustee shall employ employees pursuant to this Section 3.2(u), the Liquidating Trustee shall establish payroll procedures and pay any and all federal, state, or local tax withholding required under applicable law with respect to any such employees, and he will take all other actions he deems necessary to effectuate the provisions of this Section 3.2(u);

     (u) establish and adopt or cease to provide such employee benefits for the benefit of any employees described in Section 3.2(u) above as the Liquidating Trustee, in his sole discretion and as consistent with the purposes of the Liquidating Trust, may deem necessary or appropriate, including the adoption of any group health plan;

     (v) invest any Cash transferred to the Liquidating Trust (including Cash allocated to the Disputed Claims Reserve), the Cash proceeds from the realization or disposition of any of the Liquidating Trust Assets and Claims, and any income earned by the Liquidating Trust (pending periodic distributions in accordance with Section 7.01(i) of the Plan) in United States Treasury Bills, interest-bearing certificates of deposit, tax exempt securities or investments permitted by section 345 of the Bankruptcy Code or otherwise authorized by the Bankruptcy Court, using prudent efforts to enhance the rates of interest earned on such Cash without inordinate credit risk or interest rate risk; provided, however, that (i) the scope of any such permissible investments shall be limited to include only those investments, or shall be expanded to include any additional investments, as the case may be, that a liquidating trust, within the meaning of Treasury Regulation section 301.7701-4(d), and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684, may be permitted to hold, pursuant to the Treasury Regulations, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and (ii) the Liquidating Trustee may expend the Cash of the Liquidating Trust (x) as reasonably necessary to meet contingent liabilities and to maintain the value of the assets of the Liquidating Trust during liquidation, (y) to pay reasonable administrative expenses (including, but not limited to, any taxes imposed on the Liquidating Trust or Agway, Inc., or fees and expenses in connection with litigation concerning any claims held by the Liquidating Trust) and (z) to satisfy other liabilities incurred by the Liquidating Trust or Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark in accordance with the Plan or this Trust Agreement;

     (w) request any appropriate tax determination with respect to the Liquidating Trust or Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, including, without limitation, a determination pursuant to section 505 of the Bankruptcy Code;

     (x) establish and maintain a web site for the purpose of providing notice of Liquidating Trust activities in lieu of sending written notice to holders of beneficial interests in the Liquidating Trust, subject to providing notice to those holders referred to in Section 9.5 hereof;

     (y) seek the examination of any entity under, and subject to, the provisions of Bankruptcy Rule 2004;

     (z) take or refrain from taking any and all actions the Liquidating Trustee reasonably deems necessary for the continuation, protection, and maximization of the Liquidating Trust Assets, consistent with the purposes hereof; and

     (aa) after written notice and an opportunity to be heard by the Bankruptcy Court, take action to equalize distributions under the Plan, consistent with section 7.01(f) thereof, to the extent that a holder of a beneficial interest in the Liquidating Trust receives a recovery in respect of its Claim from a source other than the Liquidating Trust, such as from the proceeds of Agway, Inc.'s insurance policies.

     3.3 Limitation of Liquidating Trustee's Authority.
         ---------------------------------------------

     (a) Notwithstanding anything herein to the contrary, the Liquidating Trustee shall not and shall not be authorized to engage in any trade or business, and shall take such actions consistent with the orderly liquidation of the Liquidating Trust Assets as are required by applicable law, and such actions permitted under Sections 3.2, 3.5, 3.6, and 4.5 hereof. Notwithstanding any other authority granted by Section 3.2 hereof, the Liquidating Trustee is not authorized to engage in any investments or activities inconsistent with the treatment of the Liquidating Trust as a liquidating trust within the meaning of Treasury Regulations Section 301.7701-4(d) and in accordance with Rev. Proc. 94-45, 1994-2 C.B. 684.

     (b) The Liquidating Trust shall not hold 50% or more of the stock (in either vote or value) of any entity that is treated as a corporation for federal income tax purposes, nor have any interest in an entity that is treated as a partnership for federal income tax purposes, unless such stock or partnership interest was obtained involuntarily or as a matter of practical economic necessity in order to preserve the value of the Liquidating Trust Assets and Claims.

     3.4 Books and Records.
         -----------------

     (a) On the date hereof, Agway, Inc. shall transfer and assign, and cause its affiliated Debtors, Agway Energy and Telmark to transfer and assign to the Liquidating Trust full title to, and the Liquidating Trust shall be authorized to take possession of, all of the books and records of the Debtors, Agway Energy and Telmark. The Liquidating Trust shall have the responsibility of storing and maintaining books and records transferred hereunder until such time as the Liquidating Trustee obtains an order of the Bankruptcy Court (on notice to the United States Department of Labor, Attn: Susan J. Luken, U.S. Dept. of Labor, Office of the Solicitor/Plan Benefits Security Division, 200 Constitution Avenue, Room N-4611, Washington, D.C. 20210) authorizing the Liquidating Trustee to abandon or destroy such books and records. Agway, Inc. shall cooperate with the Liquidating Trustee to facilitate the delivery and storage of its books and records, and those of its affiliated Debtors, Agway Energy and Telmark in accordance herewith. The Debtors, Agway Energy and Telmark each shall be entitled to reasonable access to any books and records transferred to the Liquidating Trust for all necessary corporate purposes, including, without limitation, defending or prosecuting litigation, determining insurance coverage, filing tax returns, and addressing personnel matters. For the purpose of this

Section, books and records include computer generated or computer maintained books and records and computer data, as well as electronically generated or maintained books and records or data, along with books and records of the Debtors, Agway Energy and Telmark maintained by or in possession of third parties and all of the claims and rights of the Debtors, Agway Energy and Telmark in and to their books and records, wherever located.

     (b) The Liquidating Trustee shall maintain in respect of the Liquidating Trust and the holders of beneficial interests in the Liquidating Trust books and records relating to the Liquidating Trust Assets and Claims and income of the Liquidating Trust and the payment of expenses of, and liabilities of claims against or assumed by, the Liquidating Trust in such detail and for such period of time as may be necessary to enable it to make full and proper accounting in respect thereof. Such books and records shall be maintained as reasonably necessary to facilitate compliance with the tax reporting requirements of the Liquidating Trust. Except as provided in Section 8.1 hereof, nothing in this Trust Agreement requires the Liquidating Trustee to file any accounting or seek approval of any Bankruptcy Court with respect to the administration of the Liquidating Trust, or as a condition for managing any payment or distribution out of the Liquidating Trust Assets. Holders of beneficial interests in the Liquidating Trust shall have the right upon thirty (30) days' prior written notice delivered to the Liquidating Trustee to inspect such books and records (including financial statements), subject to the Liquidating Trustee's right to deny access in a reasonable effort to preserve privileged or confidential information or protect litigation or other strategies and provided that, if so requested, such holder shall have entered into a confidentiality agreement satisfactory in form and substance to the Liquidating Trustee. Any books and records determined by the Liquidating Trustee, in his sole discretion, not to be reasonably necessary for administering the Liquidating Trust or for the Liquidating Trustee's compliance with the provisions of this Trust Agreement including, but not limited to the provisions of section 4.3 hereof, may, to the extent not prohibited by applicable law, be destroyed (but subject to subsection
(a) above).

     3.5  Additional  Powers.  (a) Except as  otherwise  set forth in this Trust
          ------------------
Agreement or in the Plan, and subject to the Treasury Regulations governing liquidating trusts and the retained jurisdiction of the Bankruptcy Court as provided for in the Plan, but without prior or further authorization, the Liquidating Trustee may control and exercise authority over the Liquidating Trust Assets and Claims, the Pension Plan and the Thrift Plan and over the protection, conservation and disposition thereof. No Person dealing with the Liquidating Trust shall be obligated to inquire into the authority of the Liquidating Trustee in connection with the protection, conservation or disposition of the Liquidating Trust Assets or the assets of the Pension Plan and Thrift Plan.

     3.6 (a) Periodic Distribution; Withholding. After the Effective Date of the
             ----------------------------------
Plan, on any Subsequent Distribution Date, but at least semi-annually, the Liquidating Trustee shall distribute from the Liquidating Trust to each holder of a beneficial interest in the Liquidating Trust such holder's Ratable Proportion of Cash on hand, consistent with Section 6.04 of the Plan; provided however, that in no event shall the Liquidating Trustee be obligated to make a distribution if, in the reasonable business judgment of the Liquidating Trustee, the amount then on hand and the ultimate distribution to be made would not be justified, taking into account all of the attendant costs of such distribution. In such case, any undistributed amount may be held over to the next Subsequent Distribution Date; provided further, however, that prior to making any distribution to holders of beneficial interests in the Liquidating Trust, the Liquidating Trustee may retain such amounts (i) as would be distributable to a holder of a Disputed Claim if such Disputed Claim had been Allowed prior to the time of such distribution (but only until such Claim is resolved), (ii) as are reasonably necessary to meet contingent liabilities and to maintain the value of the Liquidating Trust Assets and Claims during liquidation, (iii) to pay reasonable expenses (including, but not limited to, any taxes imposed on the Liquidating Trust or in respect of the Liquidating Trust Assets and Claims), and
(iv) to satisfy other liabilities incurred by the Liquidating Trust in accordance with the Plan or this Trust Agreement, taking into account, for purposes of clauses (ii) through (iv), the availability, where applicable, of Cash already on hand to satisfy such liabilities or expenses. The Liquidating Trustee may withhold from amounts distributable to any Person any and all amounts, determined in the Liquidating Trustee's reasonable sole discretion, required by any law, regulation, rule, ruling, directive, or other governmental requirement. Any Liquidating Trust Assets which are not distributable in accordance with this Section 3.6(a) as of the termination of the Liquidating Trust hereof shall be distributed to a charitable organization that is exempt from federal income tax under section 501(c)(3) of the Tax Code and is described in Section 3.7(d) hereof.

     (b) Manner of Payment or Distribution. All distributions made by the Liquidating Trustee to holders of beneficial interests in the Liquidating Trust on the Effective Date shall be payable to such holders of record as of April 1, 2004, and thereafter, the 15th day prior to the next scheduled Subsequent Distribution Date, unless such day is not a Business Day, then such day shall be the following Business Day. The Liquidating Trustee shall make distributions of Cash by wire, check, or such other method as the Liquidating Trustee deems appropriate under the circumstances.

     3.7 Duties of the Liquidating Trustee.
         ----------------------------------

          (a) Reporting Duties.
              -----------------

               (i) The Liquidating Trustee shall file returns for the Liquidating Trust as a grantor trust pursuant to Treasury Regulations
          Section 1.671-4(a) and in accordance with Sections 6.08 and 7.01(j) of the Plan. The Liquidating Trustee shall also annually send to each record holder of a beneficial interest in the Liquidating Trust a separate statement setting forth the holder's share of items of income, gain, loss, deduction, or credit and will instruct all such holders to report such items on their federal income tax returns or to forward the appropriate information to the holders with instructions to report such items on their federal income tax returns. The Liquidating Trust's taxable income, gain, loss, deduction, or credit will be allocated (subject to Section 7.01(j) of the Plan, relating to Disputed General Unsecured Claims) to the holders of beneficial interests in the Liquidating Trust in accordance with such holders' relative beneficial interests in the Liquidating Trust.

               (ii) Subject to  definitive  guidance  from the Internal  Revenue
          Service or a Bankruptcy Court of competent jurisdiction to the contrary (including the receipt by the Liquidating Trustee of a private letter ruling if the Liquidating Trustee so requests one, or the receipt of an adverse determination by the Internal Revenue

          Service upon audit if not contested by the Liquidating Trustee), the Liquidating Trustee shall (i) treat any Liquidating Trust Assets allocable to, or retained on account of, Disputed General Unsecured Claims as held by one or more discrete trusts for federal income tax purposes (the "Disputed Claims Reserve"), consisting of separate and independent shares to be established in respect of each Disputed General Unsecured Claim, in accordance with the trust provisions of the Tax Code (section 641 et seq.), (ii) treat as taxable income or loss of the Disputed Claims Reserve, with respect to any given taxable year, the portion of the taxable income or loss of the Liquidating Trust that would have been allocated to the holders of Disputed General Unsecured Claims had such Claims been Allowed on the Effective Date (but only for the portion of the taxable year with respect to which such Claims are unresolved), (iii) treat as a distribution from the Disputed Claims Reserve any increased amounts distributed by the Liquidating Trust as a result of any Disputed General Unsecured Claims resolved earlier in the taxable year, to the extent such distributions relate to taxable income or loss of the Disputed Claims Reserve determined in accordance with the provisions of the Plan, and (iv) to the extent permitted by applicable law, shall report consistent with the foregoing for state and local income tax purposes. In accordance with the Plan, all holders of beneficial interests in the Liquidating Trust shall report, for tax purposes, consistent with the foregoing.

               (iii) The Liquidating Trustee shall pay, out of the Liquidating Trust Assets and Claims, any taxes imposed on the Liquidating Trust or the Liquidating Trust Assets and Claims, including the Disputed Claims Reserve. In the event, and to the extent, any Cash retained on account of Disputed General Unsecured Claims in the Disputed Claims Reserve is insufficient to pay the portion of any such taxes attributable to the taxable income arising from the assets allocable to, or retained on account of, Disputed General Unsecured Claims, such taxes shall be (i) reimbursed from any subsequent Cash amounts retained on account of Disputed General Unsecured Claims, or (ii) to the extent such Disputed General Unsecured Claims have subsequently been resolved, deducted from any amounts distributable by the Liquidating Trustee as a result of the resolutions of such Disputed General Unsecured Claims.

               (iv) The Liquidating Trustee may request an expedited determination of taxes of the Liquidating Trust, including the Disputed Claims Reserve, under section 505(b) of the Bankruptcy Code for all returns filed for, or on behalf of, the Liquidating Trust for all taxable periods through the dissolution of the Liquidating Trust.

               (v) The Liquidating Trustee shall file (or cause to be filed) any other statements, returns or disclosures relating to the Liquidating Trust that are required by any governmental authority.

        (b) Debtors', Agway Energy's and Telmark's Tax Matters. After the
             --------------------------------------------------------
certificates of cancellation, dissolution, or merger for all the Debtors have been filed in accordance with Section 7.04(c) of the Plan, the Liquidating Trustee shall be authorized to exercise all powers regarding the Debtors', Agway

Energy's and Telmark's tax matters, including filing tax returns, to the same extent as if the Liquidating Trustee were the debtor in possession, or such non-debtors, as applicable. After April 30, 2004, the Liquidating Trustee, as sole director and officer of Agway, Inc. shall be authorized to exercise all powers regarding Agway, Inc.'s tax matters, including filing tax returns, to the same extent as if the Liquidating Trustee were the debtor in possession. The Liquidating Trustee shall (A) complete and file as soon as possible, to the extent not previously filed, the Debtors' and such other entities' final federal, state, and local tax returns, (B) request an expedited determination of any unpaid tax liability of the Debtors under section 505(b) of the Bankruptcy Code for all tax periods of the Debtors ending after the Commencement Date through the liquidation of the Debtors as determined under applicable tax laws, to the extent not previously requested, and (C) represent the interest and account of the Debtors, Agway Energy and Telmark before any taxing authority in all matters, including, but not limited to, any action, suit, proceeding, or audit.

     (c) Closing of Chapter 11 Cases. When all Disputed Claims filed against the
         ---------------------------
Debtors have become Allowed Claims or have been disallowed by Final Order, and all of the Liquidating Trust Assets and Claims have been distributed in accordance with the Plan, the Liquidating Trustee shall seek authority from the Bankruptcy Court to close the Chapter 11 Cases in accordance with the Bankruptcy Code and the Bankruptcy Rules.

     (d) Closing of Chapter 11 Cases by Charitable Gift. If at any time the
          -------------------------------------------------
Liquidating Trustee determines, in reliance upon such professionals as the Liquidating Trustee may retain, that the expense of administering the Liquidating Trust so as to make a final distribution to its beneficiaries is likely to exceed the value of the assets remaining in the Liquidating Trust, the Liquidating Trustee shall apply to the Bankruptcy Court for authority to (i) reserve any amounts necessary to close the Chapter 11 Cases, (ii) donate any balance to a charitable organization exempt from federal income tax under section 501(c)(3) of the Tax Code that is unrelated to Agway, Inc., the other Debtors, Agway Energy or Telmark, the Liquidating Trust, the Liquidating Trustee, and, if applicable, any insider of the Liquidating Trustee, and (iii) close the Chapter 11 Cases in accordance with the Bankruptcy Code and Bankruptcy Rules. If the aims or purposes of any charities satisfying the conditions of clause (ii) above relate to benefiting the residents of DeWitt, New York, then the Liquidating Trustee shall choose any recipients of any donations from among such charities. Notice of such application shall be given electronically, to the extent practicable, to those parties who have filed requests for notices and whose electronic addresses remain current and operating.

     3.8 Compliance with Laws. Any and all  distributions  of Liquidating  Trust
         --------------------
Assets and Claims and proceeds of borrowings, if any, shall be in compliance with applicable laws, including, but not limited to, applicable federal and state securities laws.

                                   ARTICLE IV

                             THE LIQUIDATING TRUSTEE

     4.1 Generally. The Liquidating Trustee's powers are exercisable solely in a
         ---------
fiduciary capacity consistent with, and in furtherance of, the purposes of this Liquidating Trust, the Pension Plan and the Thrift Plan, and not otherwise, except that the Liquidating Trustee may deal with the Liquidating Trust Assets and Claims for his own account as permitted by Section 4.7 hereof.

     4.2 Responsibilities of Liquidating Trustee. The Liquidating Trustee shall,
         ----------------------------------------
in an expeditious but orderly manner, liquidate and convert to Cash the Liquidating Trust Assets and Claims, make timely distributions and not unduly prolong the duration of the Liquidating Trust. In so doing, the Liquidating
Trustee will exercise his reasonable business judgment in liquidating the Liquidating Trust Assets and Claims. The liquidation of the Liquidating Trust Assets and Claims may be accomplished, in the Liquidating Trustee's sole discretion, through the sale of Liquidating Trust Assets and Claims (in whole or in combination), including the sale of any cause of action or through the prosecution or settlement of any or all causes of action or otherwise. In connection therewith, the Liquidating Trustee will have the power to prosecute for the benefit of the Liquidating Trust all claims, rights, and causes of action transferred to the Liquidating Trust, whether such suits are brought in the name of the Liquidating Trust, the Debtors or otherwise for the benefit of the holders of beneficial interests in the Liquidating Trust. Any and all proceeds generated from such Liquidating Trust Assets and Claims shall be held by the Liquidating Trust. Except as expressly set forth herein, the Liquidating Trustee shall have absolute discretion to pursue or not to pursue any and all claims, rights or causes of action, as he/she determines are in the best interests of the holders of the beneficial interests in the Liquidating Trust and consistent with the purposes of the Liquidating Trust, and shall have no liability for the outcome of his decision. The Liquidating Trustee may incur any reasonable and necessary expenses in liquidating the Liquidating Trust Assets and Claims.

     4.3 Role of  Liquidating  Trustee as Pension and Thrift Plan  Fiduciary and
         -----------------------------------------------------------------------
Administrator.
-------------

     (a) The Liquidating Trustee shall be a named fiduciary and the Administrator of the Pension Plan and Thrift Plan pursuant to section 1.66 of the Plan, and the Liquidating Trustee acknowledges and accepts such positions. Without limiting the generality of the preceding sentence, the Liquidating Trustee, in its capacity as a named fiduciary with respect to the Thrift Plan, shall (i) appoint one or more independent persons to serve as a fiduciary for the limited purposes of prosecuting the Thrift Plan Litigation, DOL Litigation or other similar claims or litigation on behalf of the Thrift Plan and its participants and their beneficiaries ("Claims Fiduciary"); (ii) use reasonable efforts to cause the Claims Fiduciary, to the extent required, to substitute itself as the plaintiff in the pending Thrift Plan Litigation; (iii) cause a reasonable amount to be reserved in the Company Security Fund for the purpose of satisfying reasonable costs and expenses of the Thrift Plan Litigation after consultation with the independent fiduciary, (iv) cause a fiduciary other than the current trustee to make any final determination on amounts disbursed from the Thrift Plan or the Company Security Fund to satisfy costs and expenses of the Thrift Plan Litigation and (v) cause to be maintained administrative records of the Thrift Plan with respect to the amount of participants' accounts thereunder, including records of amounts received and distributed from the Company Security Fund under the Thrift Plan. In addition, the Liquidating Trustee shall (i) continue the existing fiduciary liability insurance policy in the amount of $5 million until such policy expires in accordance with its terms and if the Liquidating Trustee so determines, to maintain (if reasonably available) such coverage with respect to the Liquidating Trustee and other Thrift Plan Fiduciaries; (ii) obtain a bond satisfying the requirements of
Section 412 of ERISA with respect to the Thrift Plan and, if applicable, Pension

Plan; and (iii) not make any decision, in its capacity as a named fiduciary with respect to the Thrift Plan, to settle or otherwise resolve the pending Thrift Plan Litigation without approval of the Claims Fiduciary or, if no such fiduciary, the United States Department of Labor. The Liquidating Trustee hereby acknowledges and agrees that, in the event of a termination of the Thrift Plan before a final, non-appealable decision has been rendered in the Thrift Plan Litigation or DOL Litigation, the liquidation and distribution of assets held by the Thrift Plan requires the Liquidating Trustee, acting in its capacity as a named fiduciary of the Thrift Plan, to make determinations as to the treatment of participants' interests in such Thrift Plan Litigation or DOL Litigation and that such determinations are subject to the fiduciary standards of ERISA.

     (b) The Liquidating Trustee shall consult with independent counsel as to its obligations under ERISA and this Liquidating Trust Agreement with respect to the Thrift Plan. There is no present intention to terminate the Thrift Plan prior to the settlement or resolution of the Thrift Plan Litigation. The Liquidating Trustee shall give 30-days advance notice to the Department of Labor and the Claims Fiduciary, if in the future it is proposed to terminate the Thrift Plan prior thereto, or if there are any changes proposed to the Liquidating Trust arrangements with respect to the Thrift Plan. The Liquidating Trust shall be sponsor of the Thrift Plan if Agway is dissolved or disposed of while the Thrift Plan is in existence.

     4.4 Responsibilities of the Liquidating Trustee After [April 30], 2004, the
         -------------------------------------------
Liquidating Trustee, as sole director and principal officer of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, shall be authorized to exercise all powers regarding Agway, Inc. to the same extent as if the Liquidating Trustee were the debtor in possession.

     4.5  Liability  of  Liquidating  Trustee;  Indemnification.   None  of  the
          ------------------------------------------------------
Liquidating Trustee, his designees or professionals, or any duly designated agent or representative of the Liquidating Trustee shall be liable for the act or omission of any other agent or representative of the Liquidating Trustee, nor shall the Liquidating Trustee be liable for any act or omission taken or omitted to be taken in his capacity as the Liquidating Trustee or as a director or officer of Agway, Inc., FCI, and Agway's non-debtor subsidiaries Agway Energy and Telmark, other than acts or omissions resulting from the Liquidating Trustee's willful misconduct, gross negligence, bad faith, self-dealing, or ultra vires acts. The Liquidating Trustee may, in connection with the performance of his functions, and in his sole and absolute discretion, consult with his attorneys, accountants, financial advisors and agents, and shall not be liable for any act taken, omitted to be taken, or suffered to be done in accordance with advice or opinions rendered by such Persons. Notwithstanding such authority, the Liquidating Trustee shall not be under any obligation to consult with his attorneys, accountants, financial advisors, or agents, and his determination not to do so shall not result in the imposition of liability on the Liquidating Trustee or, as applicable, his designees, unless such determination is based on willful misconduct, gross negligence, bad faith, self-dealing, or ultra vires acts. The Liquidating Trust shall indemnify and hold harmless the Liquidating Trustee, his designees and professionals, and all duly designated agents and representatives thereof (in their capacity as such), from and against and in respect of all liabilities, losses, damages, claims, costs, and expenses, including, but not limited to, attorneys' fees and costs arising out of or due to their actions or omissions, or consequences of such actions or omissions with respect to the Liquidating Trust or the implementation or administration of the Plan; provided, however, that no such indemnification will be made to such Persons for such actions or omissions as a result of willful misconduct, gross negligence, bad faith, self-dealing, or ultra vires acts. Notwithstanding the foregoing, if a claim is asserted against the Liquidating Trustee based in whole or in part on the Liquidating Trustee's alleged willful misconduct, gross negligence, bad faith, self-dealing or ultra vires acts, the Liquidating Trust shall pay the expenses, including attorney fees incurred by the Liquidating Trustee in defending any proceeding in advance of its final disposition.

     4.6  Reliance  by  Liquidating  Trustee.  Except as  otherwise  provided in
          ----------------------------------
Section 4.3 hereof:

     (a) the Liquidating Trustee may rely, and shall be protected in acting upon, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties; and

     (b) Persons dealing with the Liquidating Trustee shall look only to the Liquidating Trust Assets and Claims to satisfy any liability incurred by the Liquidating Trustee to such person in carrying out the terms of this Trust Agreement, and the Liquidating Trustee shall have no personal obligation to satisfy any such liability.

     4.7 Investment and Safekeeping of Liquidating Trust Assets and Claims.  The
         -----------------------------------------------------------------
right and power of the Liquidating Trustee to invest Liquidating Trust Assets and Claims and Available Cash, the proceeds thereof, or any income earned by the Liquidating Trust, shall be limited to the right and power that a liquidating trust, within the meaning of Treasury Regulations Section 301.7701-4(d), is permitted to hold, pursuant to the Treasury Regulations and the guidelines set forth in Rev. Proc. 94-45, 1994-2 C.B. 684, or any modification in the IRS guidelines, whether set forth in IRS rulings, other IRS pronouncements or otherwise, and in accordance with U.S. Trustee Investment Guidelines, and shall be otherwise consistent with the provisions of Section 3.2(r) hereof.

     4.8  Authorization  to Expend  and  Reserve  Liquidating  Trust  Assets and
          ----------------------------------------------------------------------
Claims. The Liquidating Trustee may expend and reserve the Liquidating Trust
------
Assets and Claims (i) as reasonably necessary to meet contingent liabilities and to maintain the value of the Liquidating Trust Assets and Claims during liquidation, (ii) to pay all administrative expenses of the Liquidating Trust (including, but not limited to, any taxes imposed on the Liquidating Trust),
(iii) to fund the costs and expenses of the Disputed Claims Reserve, and (iv) to satisfy all other liabilities incurred or assumed by the Liquidating Trust (or to which the Liquidating Trust Assets and Claims are otherwise subject) in accordance with the Trust Agreement or the Plan.

     4.9 Expense Reimbursement and Compensation.
         --------------------------------------

     (a) The Liquidating Trust Assets and Claims shall be subject to the claims of the Liquidating Trustee, and the costs and expenses of the Liquidating Trust, including the fees and expenses of the Liquidating Trustee and his retained professionals, shall be paid out of the Liquidating Trust Assets and Claims. The Liquidating Trustee shall be entitled to reimburse himself out of any available Cash in the Liquidating Trust, for his actual out-of-pocket expenses and for any and all loss, liability, expense, or damage which the Liquidating Trustee may sustain in good faith and without willful misconduct, gross negligence, or fraud in the exercise and performance of any of the powers and duties of the Liquidating Trustee under this Trust Agreement. The Liquidating Trustee will be entitled to reasonable compensation for the performance of his duties, and may be compensated on a nunc pro tunc basis, prior to the Effective Date. The professional fees of the Liquidating Trustee, as well as any compensation proposed to be paid to the Liquidating Trustee in respect of the services to be rendered pursuant to the Liquidating Trust Agreement shall be subject to Court approval. Such costs and expenses shall be considered administrative costs of the Debtors' estates.

     (b) If the Cash in the Liquidating Trust shall be insufficient to compensate and reimburse the Liquidating Trustee, including any professionals retained by the Liquidating Trustee for any amounts to which they are entitled hereunder, then the Liquidating Trustee is hereby authorized to reduce to Cash that portion of the Liquidating Trust Assets and Claims necessary so as to effect such compensation and reimbursement.

     4.10 Bond.  The  Liquidating  Trustee shall serve with a "Trustee"  bond in
          ----
accordance with U.S. Trustee Guidelines, and as provided in section 4.3 hereof.

     4.11 Confidentiality. The Liquidating Trustee shall, during the period that
          ---------------
he serves as Liquidating Trustee under this Trust Agreement and for a period of twelve (12) months following the termination of this Trust Agreement or following his removal or resignation hereunder, hold strictly confidential and not use for personal gain any material, non-public information of or pertaining to any entity to which any of the Liquidating Trust Assets and Claims relates or of which he has become aware in his capacity as Liquidating Trustee, except as otherwise required by law.

                                    ARTICLE V

                          SUCCESSOR LIQUIDATING TRUSTEE

     5.1 Removal.  The Liquidating Trustee may be removed by U.S. Trustee.  Such
         -------
removal shall become effective on the date the action is taken by the U.S. Trustee.

     5.2 Resignation. The Liquidating Trustee may resign by giving not less than
         ------------
ninety (90) days' prior written notice thereof to the U.S. Trustee and the U.S. Department of Labor. Such resignation shall become effective on the later to occur of: (i) the day specified in such notice, and (ii) the appointment of a successor by the U.S. Trustee and the acceptance by such successor of such appointment, which appointment shall be approved by the Court. If a successor Liquidating Trustee is not appointed or does not accept its appointment within ninety (90) days following delivery of notice of resignation (or if such appointment is not approved by the Court), the Liquidating Trustee or the U.S. Trustee may petition any Bankruptcy Court of competent jurisdiction for the appointment of a successor Liquidating Trustee, on notice to the U.S. Department of Labor.

     5.3 Appointment of Successor Liquidating Trustee. In the event of the death
         --------------------------------------------
(in the case of a Liquidating Trustee that is a natural person), dissolution (in the case of a Liquidating Trustee that is not a natural person), resignation pursuant to Section 5.2 hereof, incompetency, or removal of the Liquidating

Trustee pursuant to Section 5.1 hereof, the holders of at least a majority of the beneficial interests in the Liquidating Trust may appoint a successor Liquidating Trustee subject to Bankruptcy Court approval and prior notice to holders of beneficial interests in the Liquidating Trust. Such appointment shall specify the date on which such appointment shall be effective. Every successor Liquidating Trustee appointed hereunder shall execute, acknowledge, and deliver to the Bankruptcy Court and to the retiring Liquidating Trustee an instrument accepting the appointment under this Trust Agreement and agreeing to be bound thereto, and thereupon the successor Liquidating Trustee, without any further act, deed, or conveyance, shall become vested with all rights, powers, trusts, and duties of the retiring Liquidating Trustee; provided, however, that a removed or resigning Liquidating Trustee shall, nevertheless, when requested in writing by the successor Liquidating Trustee, execute and deliver an instrument or instruments conveying and transferring to such successor Liquidating Trustee under the Liquidating Trust all the estates, properties, rights, powers, and trusts of such predecessor Liquidating Trustee.

                                   ARTICLE VI

         REPORTS TO HOLDERS OF BENEFICIAL INTERESTS IN LIQUIDATING TRUST

     6.1  Securities  Laws,  Tax and Other  Reports  to
           Holders  of  Beneficial Interests in the Liquidating Trust.
           -----------------------------------------------------------

     (a) Securities Laws. Under section 1145 of the Bankruptcy Code, the
          ----------------
issuance of beneficial interests in the Liquidating Trust under the Plan shall be exempt from registration under the Securities Act of 1933, as amended, and applicable state and local laws requiring registration of securities. If the Liquidating Trustee determines, with the advice of counsel, that the Liquidating Trust is required to comply with the registration and reporting requirements of the Securities Exchange Act of 1934, as amended, or the Investment Company Act of 1940, as amended, then the Liquidating Trustee shall take any and all actions to comply with such reporting requirements and file periodic reports with the Securities and Exchange Commission.

     (b) Other Reporting. If the Liquidating Trustee is not required to file the
         ---------------
periodic reports referred to in Section 7.1(a) above, as soon as practicable after the end of each calendar year beginning with the calendar year ending December 31, 2004, and as soon as practicable upon termination of the Liquidating Trust, the Liquidating Trustee shall make available upon request to each holder of beneficial interests in the Liquidating Trust appearing on his records as of the end of such period or such date of termination a written report including: (i) financial statements of the Liquidating Trust for such period, and, if the end of a calendar year, a report (which may be prepared by an independent certified public accountant employed by the Liquidating Trustee) reflecting the result of such agreed upon procedures relating to the financial accounting administration of the Liquidating Trust as proposed by the Liquidating Trustee; (ii) a description of any action taken by the Liquidating Trustee in the performance of his duties which materially affects the
Liquidating  Trust and of which  notice  has not  previously  been  given to the holders of beneficial interests in the Liquidating Trust; and (iii) a description of the progress of converting Liquidating Trust Assets and Claims to Cash and making distributions to holders of beneficial interests in the Liquidating Trust and any other material information relating to the Liquidating

Trust Assets and Claims and the administration of the Liquidating Trust. The Liquidating Trustee may post any such report on a web site maintained by the Liquidating Trustee in lieu of actual notice to holders of beneficial interests in the Liquidating Trust (unless otherwise required by law).

     (c) Tax Reporting. In addition, within seventy-five (75) days following the
         -------------
end of each calendar year, the Liquidating Trustee shall submit to each holder of a beneficial interest in the Liquidating Trust appearing on his records during such year a separate statement setting forth the information necessary for such holder to determine his/her share of items of income, gain, loss, deduction, or credit and will instruct each holder to report such items on its federal income tax returns (and state and local tax returns, as applicable) or to forward the appropriate information to the beneficial holders with instructions to report such items on their federal income tax returns (or state and local tax returns, as applicable).

                                   ARTICLE VII

                        TERMINATION OF LIQUIDATING TRUST

     7.1  Termination  of Liquidating  Trust.  The  Liquidating  Trustee and the
          ----------------------------------
Liquidating Trust shall be discharged or dissolved, as the case may be, at such time as (i) all Disputed General Unsecured Claims have been resolved, (ii) all Liquidating Trust Assets and Claims have been liquidated, (iii) Agway, Inc. shall have been dissolved, (iv) the Pension Plan has been terminated, the PBGC audit has been completed, and all distributions required to be made to its beneficiaries have commenced, (v) the beneficiaries of the Thrift Plan have received all distributions to which they are entitled, and (vi) all distributions required to be made by the Liquidating Trustee under the Plan have been made, but in no event shall the Liquidating Trust be dissolved later than five (5) years from the Effective Date unless the Bankruptcy Court, upon motion within the six (6) month period prior to the fifth (5th) anniversary (and, in the case of any extension, within six (6) months prior to the end of such extension), determines that a fixed period extension (not to exceed three (3) years, together with any prior extensions, without a favorable letter ruling from the Internal Revenue Service that any further extension would not adversely affect the status of the Liquidating Trust as a liquidating trust for federal income tax purposes) is necessary to facilitate or complete the recovery and liquidation of the Liquidating Trust Assets and Claims or the dissolution of the Debtors. The Liquidating Trustee shall not unduly prolong the duration of the Liquidating Trust and shall at all times endeavor to resolve, settle, or otherwise dispose of all claims that constitute Liquidating Trust Assets and Claims and to effect the distribution of the Liquidating Trust Assets and Claims to the holders of the beneficial interests in the Liquidating Trust in accordance with the terms hereof and terminate the Liquidating Trust as soon as practicable. Prior to and upon termination of the Liquidating Trust, the Liquidating Trust Assets and Claims will be distributed to the holders of beneficial interests in the Liquidating Trust, pursuant to the provisions set forth in Section 3.6 hereof. If any Liquidating Trust Assets and Claims are not duly claimed, such Liquidating Trust Assets and Claims will be redistributed to all other holders of beneficial interests in the Liquidating Trust receiving Liquidating Trust Assets and Claims pursuant to Section 3.6 hereof. Thereafter, if there are still any Liquidating Trust Assets and Claims not duly claimed, such Liquidating Trust Assets and Claims will be disposed of in accordance with applicable law.

                                  ARTICLE VIII

                              AMENDMENT AND WAIVER

     8.1 Amendment and Waiver. Any substantive provision of this Trust Agreement
         --------------------
may be amended or waived by the Liquidating Trustee, upon notice to those holders referred to in Section 9.5 hereof, with the approval of the Bankruptcy Court. Technical amendments to this Trust Agreement may be made, as necessary to clarify this Trust Agreement or enable the Liquidating Trustee to effectuate the terms of this Trust Agreement, by the Liquidating Trustee without Bankruptcy Court approval. Notwithstanding this Section 8.1, any amendments to this Trust Agreement shall not be inconsistent with the purpose and intention of the Liquidating Trust to liquidate in an expeditious but orderly manner the Liquidating Trust Assets and Claims in accordance with Treasury Regulations
Section 301.7701-4(d) and Section 3.1 hereof.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     9.1  Intention  of  Parties  to  Establish  Liquidating  Trust.  This Trust
          ----------------------------------------------------------
Agreement is intended to create a liquidating trust for federal income tax purposes and, to the extent provided by law, shall be governed and construed in all respects as such a trust and any ambiguity herein shall be construed consistent herewith and, if necessary, this Trust Agreement may be amended to comply with such federal income tax laws, which amendments may apply retroactively.

     9.2 Preservation of Privilege and Defenses. Any attorney-client  privilege,
         --------------------------------------
work-product privilege, or other privilege or immunity attaching to any documents or communications (whether written or oral) transferred to the Liquidating Trust shall vest in the Liquidating Trustee and his representatives, and the Debtors, Agway Energy, Telmark and the Liquidating Trustee are authorized to take all necessary actions to effectuate the transfer of such privileges and available defenses.

     9.3 Laws as to  Construction.  This Trust  Agreement  shall be governed and
         -------------------------
construed in accordance with the laws of the State of New York, without giving effect to rules governing the conflict of laws.

     9.4  Severability.  If  any  provision  of  this  Trust  Agreement  or  the
          ------------
application thereof to any Person or circumstance shall be finally determined by a court of competent jurisdiction to be invalid or unenforceable to any extent, the remainder of this Trust Agreement, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and such provision of this Trust Agreement shall be valid and enforced to the fullest extent permitted by law.

     9.5  Notices.  Any  notice  or other  communication  hereunder  shall be in
          -------
writing and shall be deemed to have been sufficiently given, for all purposes, if personally delivered or sent by mail, postage prepaid, or by telecopy addressed to the person for whom such notice is intended as follows (or such other address as may be designated by notice given in accordance with this
Section 9.5):

          If to the Liquidating Trustee:     [                   ]


          with copies to:           [                 ], Esq.
                                    [                 ], Esq.
                                    [law firm         ],
                                    [address           ,
                                                      ]
                                    [phone:           ]
                                    [fax:             ]

           If to a holder of a Liquidating Trust Interest:

                           To the name and address set forth on the registry
maintained by the Liquidating Trustee.

     9.6 Headings.  The section  headings  contained in this Trust Agreement are
         --------
solely for convenience of reference and shall not affect the meaning or interpretation of this Trust Agreement or of any term or provision hereof.

     9.7 Relationship to the Plan. The principal purpose of this Trust Agreement
         -------------------------
is to aid in the implementation of the Plan and therefore this Trust Agreement incorporates the provisions of the Plan. To that end, the Liquidating Trustee shall have full power and authority to take any action consistent with the purpose and provisions of the Plan, and to seek any orders from the Bankruptcy Court in furtherance of implementation of the Plan and this Trust Agreement. If any provisions of this Trust Agreement are found to be inconsistent with the provisions of the Plan, the provisions of this Trust Agreement shall control.

                  IN WITNESS WHEREOF, the parties hereto have either executed and acknowledged this Trust Agreement, or caused it to be executed and acknowledged on their behalf by their duly authorized officers all as of the date first above written.

                                   AGWAY, INC.


                                       By:
                                            ------------------------------------
                                            Name:  Michael R. Hopsicker
                                            Title:  Chief Executive Officer

                           AGWAY GENERAL AGENCY, INC.
                           BRUBAKER AGRONOMIC CONSULTING SERVICES LLC
                           COUNTRY BEST ADAMS, LLC
                           COUNTRY BEST-DEBERRY LLC
                           PQR LLC (FORMERLY KNOWN AS FEED COMMODITIES
                                     INTERNATIONAL LLC )

                           BY: AGWAY, INC., as agent for each of the foregoing entities



                           By:
                               -----------------------------------------------
                           Name: Michael R. Hopsicker
                           Title: Chief Executive Officer



                           YAWGA ENERGY PRODUCTS LLC (FORMERLY KNOWN AS AGWAY ENERGY PRODUCTS LLC)

                           BY:  AGWAY, INC., its Sole Member

                                By:
                                  -------------------------------------------
                           Name: Michael R. Hopsicker
                           Title: Chief Executive Officer


                           AGWAY ENERGY SERVICES, INC.
                           AGWAY ENERGY SERVICES-PA, INC.

                           BY: AGWAY, INC., as agent for each of the foregoing entities



                                By:
                                  --------------------------------------------
                           Name: Michael R. Hopsicker
                           Title: Chief Executive Officer

                           TELMARK LLC

                           BY:  AGWAY, INC., its Sole Member

                           By:
                                 -------------------------------------------
                           Name: Michael R. Hopsicker
                           Title: Chief Executive Officer



                           TELEASE FINANCIAL SERVICES, LTD., TELMARK LEASE FUNDING II LLC AND TELMARK LEASE FUNDING III LLC

                           BY:  TELMARK LLC, as agent or Sole Member of the
                               foregoing entities



                           By:
                               -------------------------------------------
                           Name: Michael R. Hopsicker
                           Title: President



                           D. CLARK OGLE, LIQUIDATING TRUSTEE OF THE AGWAY LIQUIDATING TRUST

                           By:
                              ---------------------------------------------
                           Name:
                           Title:

DRX DISTRIBUTION MANAGEMENT, INC.           DISBURSING AGENT
419 PARK AVENUE SOUTH, SUITE 1206           FEE SCHEDULE
NEW YORK, NY  10016  (212) 481-1411         AGWAY INC., ET AL.

----------------------------------------------------------------------



         I.  One Time Database Setup
             and Administrative Fee               $5,000.00

         II. Special Programming (if required)    $110.00

         III.  Transactions

                  Classes
                  --------
                  Admin, PTax
                  Class 1, Class 2
                  Class 3A, Class 3B              $2.00/check transaction

         IV.   Special Consulting                 At DRX's published rates  1)

         V.    Database Maintenance               $200 plus $.10 per creditor/
                                                    per month

         VI.   Funds Tracking & Investing         $500/month

         VII.  1099 (if required)                 $1.00/1099

         VIII. Out  of Pocket Expenses            At cost

         IX.   Unanticipated Tasks                To be manually agreed upon
                                                  prior  to performance



1) Rates range from $65/hour to $245/hour for principals.